UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                 FORM 8-K/A

                             CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 5, 2002



                            VITALLABS, INC.
             (Exact name of registrant as specified in its charter)



Nevada                         000-20598                      75-2293489
(State or other jurisdiction  (Commission                   (IRS Employer
of incorporation)             File Number)             Identification No.)



             1375 South Fort Harrison Ave., Clearwater Florida 33756
             (Address of principal executive offices       Zip Code)



      Registrant's telephone number, including area code:  727 461-3200



                             NOT APPLICABLE
            (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant.

  NOT APPLICABLE

Item 2.  Acquisition or Disposition of Assets.

  On Friday, April 5, 2002, Monogram Pictures consummated the "Agreement Providing For The Exchange Of Capital Stock" with Med-Tech Labs, Inc., d/b/a Med Services of America (MSA). Monogram Pictures, Inc. has acquired 100% of MSA's issued and outstanding common stock pursuant to the "Agreement Providing for the Exchange of Common Stock" entered into January 25, 2002. More information regarding MSA may be found in the registrant's January 25 2002 Form 8-K filing.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement.

Item 3.  Bankruptcy or Receivership.

  NOT APPLICABLE


Item 4.  Changes in Registrant's Certifying Accountants.

  NOT APPLICABLE


Item 5.  Other Events and Regulation FD Disclosure.

  NOT APPLICABLE

Item 6.  Resignation of Registrant's Directors.

  NOT APPLICABLE

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

1. Audited financial statements of MedTech Labs, Inc. as of December 31, 2001 and for the years ended December 31, 2001 and 2000, which includes the following:
                a.   Balance Sheet;
                b.   Statements of Operations;
                c.   Statements of Shareholders' Equity;
                d.   Statements of Cash Flows; and
                e.   Notes to Financial Statements.
                f.   Pro Forma Unaudited Condensed Financial Information

                            Financial Statements

                             MedTech Labs, Inc.
                (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                       As of December 31, 2001 and the
                    Years Ended December 31, 2001 and 2000

                            MedTech Labs, Inc.
              (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                          Financial Statements

                   As of December 31, 2001 and the
                 Years Ended December 31, 2001 and 2000

                             Contents


Independent Auditors' Report on Financial Statements            1

Financial Statements:

   Balance Sheet                                                2
   Statements of Operations                                     3
   Statements of Changes in Stockholders' Deficit               4
   Statements of Cash Flows                                   5-6
   Notes to Financial Statements                              7-16

                      Independent Auditors' Report



Board of Directors
MedTech Labs, Inc.
(A Owned Subsidiary of Vitallabs, Inc.)
Clearwater, Florida


We have audited the accompanying balance sheet of MedTech Labs, Inc. (A Wholly Owned Subsidiary of Vitallabs, Inc.) as of December 31, 2001 and the related statements of operations, changes in stockholders' deficit, and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the management of MedTech Labs, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedTech Labs, Inc. (A Wholly Owned Subsidiary of Vitallabs, Inc.) as of December 31, 2001 and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has incurred significant losses from operations for the last two years, has negative working capital of approximately $2,438,000 as of December 31, 2001, and its liabilities exceed its assets by approximately $2,350,000 at December 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.




Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
October 25, 2002

                          MedTech Labs, Inc.
         (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                           Balance Sheet
                          December 31, 2001




Assets
Current assets:
   Cash                                                     $   18,768
   Accounts receivable, net of allowance
     for doubtful accounts and
      contractual allowance of $1,608,070                    1,843,038
   Inventory                                                   218,890
   Prepaid expenses                                             21,270


Total current assets                                         2,101,966
                                                          --------------

Equipment, net of accumulated depreciation                   1,005,852
                                                          --------------

Other assets:
   Receivables from related parties                            105,071
   Intangible assets, net of accumulated amortization           96,250
   Other                                                        52,465
                                                          --------------

Total other assets                                             253,786
                                                          --------------


                                                         $   3,361,604
                                                          ==============


Liabilities and Stockholders' Deficit
Current liabilities:
   Accounts payable                                      $   1,477,394
   Accrued expenses, current                                   129,396
   Current portion of accrued payroll liabilities              834,097
   Current portion of notes payable                            809,165
   Current portion of notes
     payable, stockholders and related parties               1,229,935
   Current portion of capital lease obligations                 60,268

Total current liabilities                                    4,540,255
                                                          --------------


Long-term liabilities:
   Accounts payable, long-term                                 224,034
   Accrued payroll liabilities, net of current portion         474,222
   Notes payable, net of current portion                       226,000
   Notes payable, stockholders and related parties,
     net of current portion                                     75,000
   Capital lease obligations, net of current portion           172,416
                                                          --------------

Total long-term liabilities                                  1,171,672
                                                          --------------


Stockholders' deficit:
   Common stock; $1 par value; 7,500 shares authorized;
      6,750 shares issued and outstanding                        6,750
   Additional paid-in capital                                  252,519
   Accumulated deficit                                      (2,599,592)
                                                          --------------
                                                            (2,340,323)
   Treasury stock, at cost                                     (10,000)
                                                          --------------
Total stockholders' deficit                                 (2,350,323)
                                                          --------------

                                                         $   3,361,604
                                                          ==============

                        MedTech Labs, Inc.

           (A Wholly Owned Subsidiary of Vitallabs, Inc.)
                     Statements of Operations



                                                  Year Ended December 31,
                                                -------------------------
                                                    2001            2000
                                                -------------------------

Revenues                                    $   11,245,885   $  9,614,018


Cost of revenues                                 6,040,566      4,077,349
                                             --------------   -------------

Gross profit                                     5,205,319      5,536,669


General and administrative expenses              6,846,192      5,800,716
                                             --------------   -------------

Loss from operations                            (1,640,873)      (264,047)
                                             --------------   -------------

Other income (expense):
   Other income (expense)                           42,107        (19,372)
   Interest expense                               (300,782)      (126,341)
   Payroll tax penalties                          (190,284)
   Lawsuit settlement                                            (100,000)
                                             --------------   -------------
                                                  (448,959)      (245,713)
                                             --------------   -------------

Net loss                                    $   (2,089,832)  $   (509,760)
                                             ==============   =============


The accompanying notes are an integral part of the financial statements.

                            MedTech Labs, Inc.

            (A Wholly Owned Subsidiary of Vitallabs, Inc.)
             Statements of Changes in Stockholders' Deficit
                 Years Ended December 31, 2001 and 2000


                                                     Additional
                                  Common Stock        Paid-In    Accumulated     Treasury Stock
                               ---------------------                           -----------------
                               Shares     Amount      Capital     Deficit      Shares     Amount         Total
                              ------------------------------------------------------------------------------
Issuance of common stock       1,750     $ 1,750    $   268,250                                     $ 270,000

Excess purchase price of
   acquisition of related
   company's assets and
   liabilities                                          (69,276)                                      (69,276)

Net loss                                                         $ (509,760)                         (509,760)
                              --------------------------------------------------------------------------------
Balance, December 31, 2000     1,750       1,750        198,974    (509,760)                         (309,036)

Issuance of common stock
   for services                5,000       5,000         53,545                                        58,545

Acquisition of treasury stock                                                  750     $(10,000)      (10,000)

Net loss                                                         (2,089,832)                       (2,089,832)
                              --------------------------------------------------------------------------------
Balance, December 31, 2001     6,750     $ 6,750    $   252,519 $(2,599,592)   750     $(10,000)  $(2,350,323)
                              ================================================================================


The accompanying notes are an integral part of the financial statements.

                           MedTech Labs, Inc.

            (A Wholly Owned Subsidiary of Vitallabs, Inc.)
                         Statements of Cash Flows



                                                 Year Ended December 31,
                                            ----------------------------
                                                  2001             2000
                                            ----------------------------
Operating activities
   Net loss                                 $  (2,089,832)   $  (509,760)
                                            ----------------------------
   Adjustments to reconcile net
    loss to net cash used
      by operating activities:
         Depreciation and amortization            313,589        176,912
         Common stock issued for services          58,545
         (Increase) decrease in:
            Accounts receivable                  (662,599)      (388,515)
            Other receivables                      99,157        (99,158)
            Inventory                            (120,644)       (98,246)
            Prepaid assets                        (18,313)        (2,957)
            Other assets                           18,904        (47,969)
         Increase (decrease) in:
            Accounts payable                      378,448        653,907
            Accrued liabilities                   (19,258)       270,776
            Accrued payroll liabilities         1,308,319
                                            ----------------------------
   Total adjustments                            1,356,148        464,750
                                            ----------------------------
   Net cash used by operating activities         (733,684)       (45,010)
                                            ----------------------------

Investing activities
   Acquisition of property and equipment          (20,525)      (223,382)
   Payment for non-compete agreement                             (10,000)
   Acquisition of Medical Technology
    Laboratories, Inc.                                      (1,000,000)
   Cash acquired on acquisition of
    Med Services of America, Inc.                                4,057
                                              ----------------------------
   Net cash used by investing activities          (20,525)  (1,229,325)
                                              ----------------------------
Financing activities
   Issuance of common stock                                    270,000
   Net proceeds on line of credit                 312,000
   Proceeds from notes payable and
    notes to stockholders                         748,105    1,419,134
   Payment on notes payable and on
    capital lease obligations                    (375,851)    (211,006)
   Net advances to related parties                (62,904)     (42,166)
   Acquisition of treasury stock                  (10,000)
                                              ----------------------------
   Net cash provided by financing activities      611,350    1,435,962
                                              ----------------------------

Net (decrease) increase in cash                  (142,859)     161,627

Cash at beginning of year                         161,627           0
                                              ----------------------------
Cash at end of year                            $   18,768   $   161,627
                                              ============================



The accompanying notes are an integral part of the financial statements.



                      MedTech Labs, Inc.

          (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                   Statements of Cash Flows

                                                   Year Ended December 31,
                                               ---------------------------
                                                    2001             2000
                                                ----------------------------
Supplemental disclosures of
  cash flow information and noncash
  investing and financing activities:
      Cash paid for interest during the year    $   284,923   $   96,023
                                                ============================

On February 23, 2000, the Company entered into an agreement to purchase the assets and liabilities of Medical Technology Laboratories, Inc. (the "Lab") in a business combination accounted for as a purchase. The Company acquired all assets and liabilities of the Lab by paying $1,000,000 and assuming approximately $608,000 in debt. This agreement was effective as of January 1, 2000.

     In connection with the acquisition, liabilities assumed were as follows:

         Fair value of assets acquired   $   1,608,291
         Cash paid for assets                1,000,000
                                          ------------
         Liabilities assumed               $   608,291
                                          ============
The Company also acquired the assets and liabilities of Med Services of
America, Inc. ("Med Services") in January 2000 from a stockholder.  Med
Services is primarily engaged in providing diagnostic medical testing services to nursing homes throughout central Florida.  In the acquisition, the Company assumed debt of $96,733 and acquired assets totaling $27,457.  The total cost of the acquisition exceeded the carrying value of the related company's net assets by $69,276.  In accordance with accounting principles generally accepted in the United States of America, this excess was applied against the capital contributed by the stockholder.

During the years ended December 31, 2001 and 2000, the Company acquired equipment with a fair value of approximately $237,000 and $85,000, respectively, by incurring obligations under capital leases.




The accompanying notes are an integral part of the financial statements.   6

                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



1.   Background Information

MedTech Labs, Inc. (the "Company") was incorporated in the state of Florida on January 6, 2000 and provides diagnostic medical testing services to physician practices in central and southwest Florida under the name of Med Services of America. The Company's operations employ approximately 150 people who either work out of the laboratory facility located in Clearwater, Florida, or work out of 1 of the 22 draw stations servicing the west coast of Florida.

The Company was originally incorporated for the purpose of acquiring the assets of a full-service, independent clinical laboratory. On February 23, 2000, the Company entered into an agreement to purchase the assets and liabilities of Medical Technology Laboratories, Inc. (the "Lab") in a business combination accounted for as a purchase. The Company acquired all assets and liabilities of the Lab by paying $1,000,000 and assuming approximately $608,000 in debt. This agreement was effective as of January 1, 2000.

The Company also acquired the assets and liabilities of Med Services of America, Inc. ("Med Services") in January 2000 from a stockholder. Med Services is primarily engaged in providing diagnostic medical testing services to nursing homes throughout central Florida. In the acquisition, the Company assumed debt of $96,733 and acquired assets with a carrying value of $27,457. In accordance with accounting principles generally accepted in the United States of America, this excess was applied against the capital contributed by the stockholder.

Subsequent to December 31, 2001, the stockholders of the Company exchanged all of their shares of stock for a controlling interest in the stock of Monogram Pictures, Inc, a publicly held company. As such, these stockholders gained control of Monogram Pictures, Inc. in a business combination, which is accounted for as a reorganization of the Company, and the Company became a wholly owned subsidiary of Monogram Pictures, Inc. This agreement was effective April 5, 2002. In connection with this reorganization, Monogram Pictures, Inc. changed its name to Vitallabs, Inc. The following table reflects the results of operations on a pro forma basis as if the business combination had been completed at the beginning of 2000:

                                                  2001            2000
                                          ------------------------------
   Revenues                               $   11,245,885  $   9,614,018
                                          ==============================
   Net loss                               $   (4,995,596) $  (6,524,516)
                                          ==============================
   Loss per share                                 $(1.23)       $(1.69)
                                          ==============================
   Weighted shares outstanding                 4,052,789      3,856,984
                                          ==============================










   7
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



2.   Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred significant losses from operations for the last two years, had negative working capital of approximately $2,438,000 at December 31, 2001, and its liabilities exceed its assets by approximately $2,350,000 at December 31, 2001. These factors and others raise substantial doubt about the Company's ability to continue as a going concern. Management is currently looking into raising additional funds for the Company by means of a private placement of some of the Company's equity securities and additional long-term borrowings, although no assurance can be given regarding how successful these efforts may be. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


3.   Significant Accounting Policies

The significant accounting policies followed are:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The Company extends credit to its various customers based on the customer's ability to pay. Based on management's review of accounts receivable, a contractual allowance and an allowance for doubtful accounts of approximately $1,608,000 is considered necessary at December 31, 2001.

   Inventory is stated at the lower of cost (first-in, first-out) or market.

   Equipment is recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from five to seven years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When equipment is sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. Depreciation expense for the years ended December 31, 2001 and 2000 amounted to $208,589 and $168,162, respectively.

   Intangible assets, consisting of a non-compete agreement, are recorded at cost. Amortization is calculated by the straight-line method over the life of the non-compete agreement of two years.



   8


                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



3.   Significant Accounting Policies (continued)

   Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that included the enactment date.

   The Company generally recognizes revenue for services rendered upon the completion of the testing process. Billings for services under third-party payer programs, including Medicare and Medicaid, are recorded as revenues, net of allowances for differences between amounts billed and the estimated receipts under such programs. Adjustments to the estimated receipts, based on the final settlement with the third-party payers, are recorded upon settlement.

   The Company follows Statement of Financial Accounting Standards Board No. 144 (SFAS No. 144), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. If an asset is determined to be impaired, the Company recognizes a loss for the difference between the carrying amount and the fair value of the asset. The fair value of the asset is measured using quoted market prices or an estimation of future cash flows. During the periods presented, the Company determined that its long-lived assets were not impaired.

   Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. The respective carrying value of certain on-balance sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable, notes payable, and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments since they are short-term in nature and their carrying amounts approximate fair values, or they are receivable or payable on demand.

   The Company issues stock in lieu of cash for certain transactions. Generally, the fair value of the stock, based on comparable cash purchases, is used to value the transactions.









   9
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



4.   Inventory

Inventory consists of lab supplies that totaled $218,890 at December 31, 2001. Substantially all of the Company's inventory is pledged as collateral on the stockholder notes and bank loans as of December 31, 2001.


5.   Equipment

Equipment consists of:

   Office furniture and fixtures                     $   63,692
   Computer and telephone equipment                     299,120
   Transportation equipment                             134,089
   Software                                             120,762
   Laboratory equipment                                 397,547
   Leasehold improvements                                 3,450
   Computer and telephone equipment and software
      held under capital leases                         364,159
                                                     -----------
                                                      1,382,819
   Less accumulated depreciation                        376,967
                                                     -----------
                                                    $ 1,005,852
                                                    ============

Included in accumulated depreciation above is depreciation on computer and telephone equipment and software held under capital leases of $29,202.

Substantially all of the Company's equipment is pledged as collateral on the stockholder note and bank loans at December 31, 2001.


6.   Intangible Assets

Intangible assets consist of:

   Gross carrying amount of non-compete agreement    $  210,000
   Less accumulated amortization                        113,750
                                                     ----------
   Net value                                         $   96,250
                                                     ==========

Amortization expense amounted to $105,000 and $8,750 for the years ended December 31, 2001 and 2000, respectively.





   10
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000




6.   Intangible Assets (continued)

On November 27, 2002, the Company, its majority stockholder, and other related parties entered into a "Settlement Agreement and Mutual General Release" and a Separation and Non-Compete Agreement with a former officer of the Company. The agreements call for the Company or majority stockholder to pay the former officer $310,000.

Of the $310,000, $100,000 is for release of any claim to ownership in the Company by the former officer and is reflected in the accompanying statements of operations as "lawsuit settlement." The additional $210,000 is for a two-year agreement not to compete between the former officer and the Company.


7.   Notes Payable and Long-Term Debt

Notes payable and long-term debt consist of:

   Convertible debt; interest ranging from 10.0% to 14.0%;
      principal and accrued interest to be paid utilizing the
      parent's common stock at the rate of one-half of the
      trading price of the common stock on the date of
      conversion; payment date of principal and interest
      shall be the 10th day during which the Company's
      common stock is traded with any NASDAQ listing
      system or upon a registered exchange                     $   301,000
   Notes payable to stockholders; interest at  10.0% payable
      monthly; principal due on demand; unsecured; $75,000
      subordinated to the bank line of credit                       75,000
   Notes payable to stockholders; interest at 16.0% payable
      monthly; principal was due June 30, 2002; currently past
      due; unsecured; subordinated to the bank line of credit      300,000
   Notes payable to stockholder; interest at 16.0% payable
      monthly; principal due December 2002; unsecured;
      $741,194 subordinated to bank line of credit                 819,257
   Note payable, bank; interest at prime plus .25% payable
      monthly; principal due on demand; secured by all
      business assets                                               87,892
   Note payable; interest at 12.0%; principal and interest
      are past due; unsecured                                       29,276







   11
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000





7.   Notes Payable and Long-Term Debt (continued)

   Line of credit facility ($350,000 maximum); interest at
      prime payable monthly; principal due on demand;
      secured by all business assets including equipment and
      non-Medicaid receivables; personally guaranteed by
      three of the Company's stockholders                          312,000
   Note payable to affiliated company; interest at 16.0%
      payable monthly; principal due December 2002;
      unsecured; subordinated to the bank line of credit           137,357
   Note payable, bank; principal past due; forbearance
      agreement calls for monthly payments of $4,000;
      secured by all business assets                               129,013
   Note payable, former stockholder; interest at 16.0%; settlement agreement calls for payments of $75,000 per month
      beginning October 13, 2001; remaining principal and
      interest due on January 5, 2002; secured by Company stock     49,305
   Note payable, bank; interest at 8.0%; principal due January 7,
      2002; paid subsequent to year-end; secured by insurance
      receivables; personally guaranteed by two stockholders       100,000
                                                              -------------
                                                                 2,340,100
   Less amounts currently due                                    2,039,100
                                                              -------------
                                                               $   301,000
                                                              =============

The above amounts and terms on related party notes are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.


8.   Lease Commitments

The following is a schedule by year of future minimum rental payments required under operating leases that have an initial or remaining noncancelable lease term in excess of one year as of December 31, 2001:

    Year Ending
   December 31,
   ------------
      2002      $   286,897
      2003          149,157
      2004           12,505
      2005            6,407
      2006            4,271
                ------------
                $   459,237
                ============



   12
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



8.   Lease Commitments (continued)

The Company also rents equipment under operating leases with lease terms of less than one year.

Rent expense amounted to $504,997 and $378,831 for the years ended December 31, 2001 and 2000, respectively.


9.   Obligations Under Capital Leases

The Company has capitalized certain rental obligations under leases of equipment. The obligations, which mature in 2005, represent the total present value of future rental payments discounted at the interest rates implicit in the leases. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are amortized over the lower of their related lease terms or their estimated productive lives. Amortization of assets under capital leases is included in depreciation expense for the periods presented. Future minimum lease payments under capital leases are:

    Year Ending
    December 31,
   -------------
      2002                                              $   91,931
      2003                                                  91,931
      2004                                                  90,298
      2005                                                  24,593
                                                         ----------
   Total minimum lease payments                            298,753
   Less amount representing interest                        66,069
                                                         ----------
   Present value of net minimum lease payments             232,684
   Less current portion                                     60,268
                                                         ----------
                                                       $   172,416
                                                         ============


10.   Retirement Plan

The Company has a 401(k) retirement plan that covers substantially all of its full-time employees. A participant can contribute an amount up to 12 percent of their annual compensation. The Company can make matching contributions equal to 25 percent of the participant's contributions up to a maximum contribution of four percent of the annual compensation of the participant. Contributions to the 401(k) plan are made at the discretion of the Board of Directors of the Company. During the years ended December 31, 2001 and 2000, the Company made matching contributions of approximately $11,000 and $8,000, respectively.





   13


                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



11.   Payroll Taxes

At December 31, 2001, the Company was delinquent on approximately $718,000 of payroll taxes. Subsequent to year-end, the Internal Revenue Service assessed approximately $307,000 of penalties and $48,000 of back interest on the payroll taxes. Approximately $190,000 of the penalties and interest relate to the year ended December 31, 2001. The Company entered into an installment agreement with the Internal Revenue Service to pay back the taxes over the next three years. The agreement calls for payments of $14,000 per month beginning May 28, 2002, which are to be applied against the taxes and interest. In addition, the Company must make interim payments of $115,000 and $250,000 on May 28, 2002 and November 25, 2002, respectively. Full payment of the taxes and all accruals is to be completed by April 5, 2005, and the Company must keep current on all filings and payment requirements. The Internal Revenue Service has attached a federal tax lien against all assets of the Company for a portion of the unpaid taxes.


12.   Income Taxes

The Company has incurred significant operating losses since its inception and, therefore, no tax liabilities have been incurred for the periods presented. The amount of unused tax losses available to carry forward and apply against future years taxable income totaled approximately $1,252,000 at December 31, 2001. These operating loss carryforwards expire in 2021. In addition, the Company has approximately $1,155,000 of allowance for doubtful accounts that are not currently deductible for income tax purposes. These items give rise to a deferred tax asset of approximately $940,000 at December 31, 2001. Management has established a valuation allowance equal to the amount of the deferred tax assets due to the uncertainty of the Company's realization of this benefit.

Annual utilization of the Company's net operating loss carryforwards will be limited due to a change in ownership control of the Company's common stock that took place in 2002, as more fully explained in Note 1 to the financial statements.


13.   Related Party Transactions

Included in receivables from related parties at December 31, 2001 are advances to certain stockholders/officers in the amount of $38,000 and advances to a company owned by a stockholder of approximately $67,000. These advances are non-interest bearing, contain no specific repayment terms, and are unsecured.

Subsequent to year-end, a company owned by four stockholders acquired the building and property that house the corporate offices and main laboratory. The Company entered into a lease with this related company for a one-year term at a rate of $10,000 per month. On September 23, 2002, the related company




   14
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



13.   Related Party Transactions (continued)

sold the building to an unrelated party and terminated this lease. The Company signed a new lease with the new, unrelated owners for approximately $13,000 per month. The related company advanced the Company approximately $300,000 of the sale proceeds. This advance is unsecured and has no specific repayment terms.

The above amounts and terms are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.


14.   Other Subsequent Events

As discussed in note 1, subsequent to December 31, 2001, the stockholders of the Company exchanged all of their shares of stock for a controlling interest in the stock of Monogram Pictures, Inc., a publicly held company. As such, these stockholders gained control of Monogram Pictures, Inc. in a business combination, which is accounted for as a reorganization of the Company, and the Company became a wholly owned subsidiary of Monogram Pictures, Inc. This agreement was effective April 5, 2002. In connection with this reorganization, Monogram Pictures, Inc. changed its name to Vitallabs, Inc.

Subsequent to December 31, 2001, the Company issued 340,940 shares of its common stock for services valued at $220,018.

Subsequent to December 31, 2001, the Company issued 17,647 shares of its common stock in satisfaction of a stock payable of $58,700.

Subsequent to December 31, 2001, the Company entered into agreements with consultants to provide investment services to the Company. The Company issued 617,648 shares of common stock as deferred compensation to these consultants in the amount of $548,252.

Subsequent to December 31, 2001, the Company engaged the services of a factoring company. Certain accounts receivable are factored with full recourse for unpaid invoices in excess of 120 days.

During the quarter ended September 30, 2002, Vitallabs, Inc., the Company's parent, established a new wholly owned subsidiary, Gateway Laboratories Acquisition, Inc. On August 28, 2002, this subsidiary entered into an agreement to acquire the book of business of a laboratory. Vitallabs, Inc. issued 446,428 shares of common stock valued at $250,000 and agreed to pay $200,000 to the stockholders of Bayshore Laboratories, Inc. In connection with this transaction, the Company borrowed $500,000 from one of its stockholders, which is restricted to be used for future acquisitions.






   15
                         MedTech Labs, Inc.
           (A Wholly Owned Subsidiary of Vitallabs, Inc.)

                    Notes to Financial Statements

                   As of December 31, 2001 and the
                Years Ended December 31, 2001 and 2000



15.   Commitments and Contingencies

The Company is involved in various litigation proceedings incidental to the ordinary course of business. In the opinion of management, the ultimate liability, if any, resulting from such litigation would not be material in relation to the Company's financial position or results of operations.

During the period ended September 30, 2002, a stockholder of Vitallabs, Inc. notified the Company of a potential stockholder derivative action to rescind the acquisition of MedTech Labs, Inc. The basis of this potential lawsuit is the Company's non-performance of certain requirements alleged to be contained in the acquisition agreement. The Company believes the potential lawsuit is without merit and based on erroneous information and a misinterpretation of the acquisition agreement. Management plans to vigorously defend any action filed for the purpose of rescinding the acquisition.

The Company is involved in a lawsuit with a former employee. The claim in that suit is for damages for failure to pay a severance package in the amount of $175,000. At this time, management cannot predict the outcome of this matter.

In addition, the Company is in a case with a consultant who claims to have the right to $125,000 worth of common stock of Vitallabs, Inc. The case is in the early stages and the Company intends to defend the case based upon later agreements between the parties.

A stockholder of the Company has commenced an arbitration proceeding seeking damages of approximately $150,000 from the Company for alleged fraud, which he claims induced him to devote time to seeking arrangements for funding of the Company. The Company issued 500,000 shares of common stock to this individual as an engagement fee and would have been obligated to pay him an additional $40,000 in the event of his success in arranging funding of $1,500,000. The Company believes it provided him with the best information it had available at the time, and believes these claims are entirely without merit, and intends to vigorously defend itself in the arbitration.

Prior the business combination with Vitallabs, Inc., the Company established a stockholder agreement that governed the rights and obligations of stockholders regarding the disposition of shares of stock. During 2001, a stockholder who was also an officer, resigned from the Company. As part of the agreement, the Company was to obtain an independent business valuation to determine the fair value of this individual's stock. To date, no such appraisal has been obtained. The stockholder and the Company have made various offers to transfer the stock to the Company, but none have been accepted.

The Company has entered into employment agreements with four officers of the Company. The agreements pay the officers salaries that range from $72,000 to $180,000 per year. The terms of the agreement is for five years and if the officers are terminated without cause, they are entitled to receive one year of their compensation plus release the officers from any guarantees made on behalf of the Company.

(b) Proforma Financial Information

                         MedTech Labs, Inc.
       Pro Forma Unaudited Condensed Financial Information

The accompanying pro forma unaudited condensed statements of financial position and results of operations are based upon the historical financial statements of MedTech Labs, Inc. (the "Company") and Vitallabs, Inc. ("Vitallabs") adjusted to give effect to the acquisition of the Company by Vitallabs, accounted for as a reorganization, as if the acquisition had occurred at January 1, 2000. The stockholders of the Company exchanged all of their shares of stock for a controlling interest in Vitallabs, a publicly held company. As such, these stockholders gained control of Vitallabs in a business combination accounted for as a reorganization of the Company, and the Company became a wholly owned subsidiary of Vitallabs. The pro forma statements of financial position and results of operations are not necessarily indicative of the results that would have been obtained if the acquisition had occurred on the date indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that the Company believes are reasonable. The pro forma condensed financial information should be read in conjunction with the Company's historical financial statements and notes thereto and the historical financial statements of Vitallabs, Inc. and the notes thereto.


                                          Condensed Consolidated Balance Sheet
                                              As of December 31, 2001

                                                         Historical
                                              --------------------------------
                                                Med-Tech                                 Pro Forma     Pro Forma
                                                Labs, Inc.     Vitallabs, Inc.          Adjustments    As Adjusted
                                              -------------   ----------------         ------------    -------------
Assets
Current assets:
   Cash                                     $     18,768      $     58                               $     18,826
   Accounts receivable, net                    1,843,038                                                1,843,038
   Inventory                                     218,890                                                  218,890
   Prepaid expenses                               21,270                                                   21,270
                                              -------------   ----------------         ------------    -------------
Total current assets                           2,101,966            58                                  2,102,024
                                              -------------   ----------------         ------------    -------------
Property and equipment, net                    1,005,852         3,009                                  1,008,861

Other Assets                                     253,786           163                   (37,008)   (1)   216,941
                                              -------------   ----------------         ------------    -------------
                                            $  3,361,604    $    3,230                               $  3,327,826
                                              =============   ================         ============    =============
Liabilities and Stockholders' Deficit
Current Liabilities
   Accounts payable and accrued expenses    $  1,606,790    $  131,255                               $  1,738,045
   Note payable                                  809,165        34,061                                    843,226
   Notes payable, stockholders and related
     parties                                   1,229,935                                                1,229,935
   Current portion of accrued
     payroll liabilities                         834,097                                                  834,097
   Due to related parties                                       37,008                   (37,008)   (1)
   Current portion of capital
     lease obligations                            60,268                             -                     60,268
   Net liabilities of discontinued operations,
       including related party of $31,171                       29,781                                     29,781
                                              -------------   ----------------         ------------    -------------

Total current liabilities                      4,540,255       232,105                                  4,735,352
                                              -------------   ----------------         ------------    -------------

Long-term liabilities:
   Accounts payable, long-term                   224,034                              -                   224,034
   Accrued payroll liabilities,
     net of current portion                      474,222                              -                   474,222
   Notes payable, net of current portion         226,000                              -                   226,000
   Notes payable, stockholders and
     related parties, net of current
     portion                                      75,000                             -                     75,000
   Capital lease obligations,
     net of current portion                      172,416                              -                   172,416
                                              -------------   ----------------         ------------    -------------
Total long-term liabilities                    1,171,672                               -                1,171,672
                                              -------------   ----------------         ------------    -------------
Common stock payable                                -           58,700                                     58,700

Stockholders' Equity
   Preferred stock                                     -           175                                        175
   Common stock                                    6,750        15,145                     (14,254) (2)     8,208
                                                                                            (6,750) (3)
                                                                                             7,317  (3)
   Additional Paid in Capital                    252,519    22,610,467                      14,254  (2)   (46,689)
                                                                                       (22,923,929) (3)
   Accumulated deficit                        (2,599,592)  (22,913,362)                 22,913,362     (2,599,592)
                                              -------------   ----------------         ------------    -------------
                                              (2,340,323)     (287,575)                                (2,637,898)
   Treasury stock, at cost                       (10,000)                                   10,000           -
                                              -------------   ----------------         ------------    -------------
Total stockholders' deficit                   (2,350,323)     (287,575)                                (2,637,898)

                                            $  3,361,604   $     3,230                               $  3,327,826
                                              =============   ================         ============    =============

(1)  Eliminate intercompany accounts.
(2)  The Company's Board of Directors approved a 1 for 17 reverse stock split.
(3)  On April 5, 2002, the stockholders of MedTech Labs, Inc. exchanged all of their stock for a controlling interest in the stock of Vitallabs, Inc. (formerly Monogram Pictures, Inc.)  As such, the stockholders of MedTech Labs, Inc. gained control of Vitallabs, Inc. in a business combination, which is accounted for as a reorganization of the Company.

                                Condensed Consolidated Statements of Operations
                                   For the Year Ended December 31, 2001

                                                         Historical*
                                              --------------------------------
                                                Med-Tech                                 Pro Forma     Pro Forma
                                                Labs, Inc.     Vitallabs, Inc.          Adjustments    As Adjusted
                                              -------------   ----------------         ------------    -------------
Revenues                                     $  11,245,885    $      -                               $  11,245,885
Cost of revenues                                 6,040,566           -                                   6,040,566
                                              -------------   ----------------         ------------    -------------
Gross profit                                     5,205,319           -                                   5,205,319
General and administrative expenses              6,846,192         2,565,783                             9,411,975
                                              -------------   ----------------         ------------    -------------
Loss from operations                            (1,640,873)       (2,565,783)                           (4,206,656)
                                              -------------   ----------------         ------------    -------------
Other income (expenses)                           (448,959)                                               (448,959)
                                              -------------   ----------------         ------------    -------------
Net loss from continuing operations          $  (2,089,832)   $   (2,565,783)                        $  (4,655,615)
                                              =============   ================         ============    =============

Loss per share                               $      -         $        (0.49)                        $       (1.15)
                                              =============   ================         ============    =============
Weighted average common shares
   outstanding                                      -              5,226,828            (1,174,039)      4,052,789
                                              =============   ================         ============    =============
*The above statements of operations do not include the discontinued operations of
Medical Discounts Limited, Inc. and General Personnel Mangement, Inc., which were reported in the Vitallabs, Inc. December 31, 2001 Form 10KSB.

   16


8.  Change in Fiscal Year.

  NOT APPLICABLE


9.  Item FD Disclosure.




SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VitalLabs, INC.



By /s/ Thomas W. Kearney, CFO
Thomas W. Kearney, CFO
(Principal financial and accounting officer)

February 5, 2003

5